•    Annual Meeting Location: Sheraton Carlsbad Resort, 5480 Grand Pacific Drive, Carlsbad, CA 92008

•    Directions: You may obtain directions to the Annual Meeting by visiting the Sheraton Carlsbad Resort website http://www.sheratoncarlsbad.com/fs-map.aspx or by contacting the Sheraton Carlsbad Resort at (800) 444-3515.

PROXY

HOMEFED CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF STOCKHOLDERS, AUGUST 2, 2010 at 1:00 P.M.

The undersigned stockholder of HomeFed Corporation (the Company”) hereby appoints Paul J. Borden, Erin N. Ruhe and Corinne A. Maki (the “Proxies”) and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Carlsbad Resort, 5480 Grand Pacific Drive, Carlsbad, CA 92008 on August 2, 2010 at 1:00 p.m., and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

Receipt of the Notice of Annual Meeting of Stockholders dated June 30, 2010, the Proxy Statement furnished therewith, and a copy of the Annual Report to Stockholders for the year ended December 31, 2009 (as amended) is hereby acknowledged.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND PURSUANT TO ITEM 4.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

HOMEFED CORPORATION

August 2, 2010

PROXY VOTING INSTRUCTIONS

INTERNET

Access www.voteproxy.com and follow
the on-screen instructions. Have your proxy card
available when you access the web page, and use the Company Number and Account Number show on your proxy card.

TELEPHONE

Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions.  Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.
COMPANY NUMBER
ACCOUNT NUMBER

MAIL Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON You may vote your shares in person by attending the Annual Meeting.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The 2010 Proxy Statement and the 2009 Annual Report are available at https://materials.proxyvote.com/43739D.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW
AND FOR” ITEMS 2 AND 3 AND PURSUANT TO ITEM 4.
PLEASE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [ X ]

Item 1.	Election of Directors.	NOMINEES

[ ] FOR ALL NOMINEES [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES [ ] FOR ALL EXCEPT (See instructions below)	[Graphic]	Patrick D. Bienvenue
	[Graphic]	Paul J. Borden
	[Graphic]	Timothy M. Considine
	[Graphic]	Ian M. Cumming
	[Graphic]	Michael A. Lobatz
	[Graphic]	Joseph S. Steinberg

 INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as show here: [Graphic]

Item 2.
To approve an amendment to the Company’s certificate of incorporation extending the expiration date of certain restrictions on the transferability of our common shares to December 31, 2028.  Currently, the transfer restrictions expire on December 31, 2010.

FOR	AGAINST	ABSTAIN
☐	☐	☐
Item 3.	To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for 2010.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Item 4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly be presented to the Meeting or any adjournment of the Meeting.

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To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be substituted via this method. [ ]

(Signature)_____________________	Date: ____________	(Signature if held jointly) _____________________	Date: ____________

NOTE:    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign the full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.